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                            UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): May 11, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)        Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement

A.   2005 OMNIBUS LONG-TERM COMPENSATION PLAN

At the Annual Meeting of Shareholders of Eastman Kodak Company (the "Company") held on May 11, 2005 (the "2005 Annual Meeting"), the Company's shareholders approved the 2005 Omnibus-Long Term Compensation Plan (the "2005 Omnibus Plan" or the "Plan"). The Plan as approved became effective as of January 1, 2005 and will expire on December 31, 2014. The 2005 Omnibus Plan is substantially similar to, and is intended to replace, the Eastman Kodak Company 2000 Omnibus Long-Term Compensation Plan (the "2000 Omnibus Plan"), which expired on January 18, 2005.

The purpose of the 2005 Omnibus Plan is to motivate selected employees and directors of the Company and its subsidiaries to put forth maximum efforts toward the continued growth, profitability and success of the Company and its subsidiaries through equity- and cash-based incentives. The Executive Compensation and Development Committee (the "Compensation Committee"), or another committee designated by the Board of Directors (collectively with the Compensation Committee, the "Committee"), administers the Plan. All employees of the Company or any of its 50% or more owned subsidiaries and the Company's directors are eligible to participate in the Plan. The selection of those participants who will receive awards is entirely within the discretion of the Committee.

Types of Awards

The Plan authorizes the grant of: (1) performance awards (awards earned by reference to performance criteria chosen by the Committee); (2) non-qualified and incentive stock options;
(3) stock appreciation rights ("SARs"); (4) restricted stock awards and restricted stock unit awards (stock awards, earned performance awards or other incentive compensation under another plan maintained by the Company); and (5) other stock-based awards (stock-based awards granted either as freestanding grants, payments of earned performance awards or other incentive compensation under another plan maintained by the Company).

Available Shares

The aggregate number of shares available under the Plan will be 11,000,000 shares of the Company's common stock, plus any shares subject to awards under the 1990 Omnibus Long-Term Compensation Plan, the 1995 Omnibus Long-Term Compensation Plan and the 2000 Omnibus Plan, that are outstanding and become available under the terms of the Plan. The aggregate number of shares will not be reduced by shares granted by the Company in assumption of, or exchange for, awards granted by another company as a result of a merger or consolidation. The number of shares under the Plan may be adjusted for changes in the Company's capital structure, such as a stock split or merger.

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Award Limits

The maximum compensation granted as performance awards to any one participant for any performance cycle is 500,000 shares of common stock or $5,000,000 if the award is paid in cash. The maximum number of shares for which stock options may be granted to any one participant during any 36-month period is 2,000,000 shares of common stock. The maximum number of shares for which SARs may be granted to any one participant during any 36-month period is 2,000,000 shares of common stock.

Other Terms

Awards may be paid in cash, common stock, a combination of cash and common stock or any other form of property, as the Committee may determine. For stock-based awards, the Committee may include as part of the award an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a stock-based award, performance award, dividend or dividend equivalent.

Change In Control

In the event of a Change in Control, if outstanding awards, other than performance awards, are assumed or substituted by the surviving company, as determined by the Committee, then the awards will not immediately vest or be exercisable. If the surviving company does not assume or substitute the awards, other than performance awards, then: (1) all of the terms, conditions, restrictions and limitations in effect on any of the participant's awards will lapse; (2) no other terms, conditions, restrictions and/or limitations will be imposed; (3) all of the participant's outstanding awards will be 100% vested; and (4) all of the participant's stock options, Freestanding SARs (as defined in the Plan), restricted stock awards, restricted stock unit awards, other stock-based awards and any other award established by the discretion of the Committee, other than performance awards, will be paid in a lump sum cash payment (or equivalents) equal to the difference, if any, between the Change in Control Price (as defined in the Plan) and the purchase price per share, if any, under the award, multiplied by the number of shares of common stock subject to the award.

For performance awards, if more than 50% of the performance cycle has elapsed when a Change in Control occurs, the award will vest and be paid out at the greater of target performance or performance to date. If 50% or less of the performance cycle has elapsed when a Change in Control occurs, the award will vest and be paid out at 50% of target performance, regardless of actual performance to date.

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Termination and Amendment of Plan

The Committee may terminate or amend the Plan at any time for any reason or no reason. Without shareholder approval, however, the Committee may not adopt any amendment that would require the vote of shareholders of the Company under the approval rules of the New York Stock Exchange ("NYSE") or any amendment affecting "covered employees" (including the Company's Chief Executive Officer ("CEO") and its four most highly compensated executive officers) that requires the vote of the Company's shareholders under Section 162(m) of the Internal Revenue Code.



B.   EXECUTIVE COMPENSATION FOR EXCELLENCE AND LEADERSHIP PLAN

At the 2005 Annual Meeting, the Company's shareholders also approved an amendment to, and re-approved the material terms of, the Executive Compensation for Excellence and Leadership
Plan ("EXCEL") to modify EXCEL's performance metrics.

EXCEL is the Company's short-term variable pay plan for its executives. EXCEL, which was formerly called the Management Variable Compensation Plan, was restated and renamed "EXCEL" effective January 1, 2002 by the Compensation Committee. It has been amended to modify its performance metrics so that the performance metrics available for use will be the same as those under the 2005 Omnibus Plan.

The purpose of EXCEL is to provide an industry-competitive short-term variable pay incentive to the Company's executives. The Compensation Committee administers EXCEL. Plan eligibility is generally limited to the Company's executives. The Compensation Committee annually determines which executives will be participants of EXCEL for the following calendar year.

Award Limits

The maximum award payable to any employee who is a covered employee under Section 162(m) of the Internal Revenue Code for a performance period is $5,000,000. A covered employee may not receive an award for a performance period unless the performance goals for the period are attained. If the performance goals are satisfied, the Compensation Committee determines the portion of the award pool that is to be allocated to each covered employee.

Form and Payment of Awards

Awards earned under EXCEL for a given year are paid in cash, generally in April of the following year. A participant may defer the payment of all or any part of his or her award into the Company's deferred compensation plan, i.e., the Eastman Kodak Company 1982 Executive Deferred Compensation Plan.

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Change In Control and Change In Ownership

In the event of a Change in Control (as defined in EXCEL), if a participant's employment is terminated within two years for a reason other than death, disability, cause, voluntary resignation or retirement, the participant will receive the following treatment: (1) the participant will be paid a pro rata award for the performance period in which he or she terminates employment; and (2) all of the participant's other unpaid awards will be paid to the participant.

EXCEL also provides that upon a Change in Ownership, all participants, regardless of whether their employment is terminated, will automatically receive the same treatment provided to a terminated participant in the event of a Change in Control. EXCEL defines a Change in Ownership as a Change in Control that results in the Company's common stock ceasing to be actively traded on the NYSE.

Termination and Amendment of Plan

The Compensation Committee may terminate or amend EXCEL at any time for any reason or no reason. Without shareholder approval, however, the Compensation Committee may not adopt any amendment affecting covered employees that requires the vote of the Company's shareholders under Section 162(m) of the Internal Revenue Code.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

(10.1)  Eastman Kodak Company 2005 Omnibus Long-Term
        Compensation Plan

(10.2) Form of Notice of Award of Non-Qualified Stock Options pursuant to the 2005 Onmibus Long-Term Compensation Plan

(10.3) Form of Notice of Award of Restricted Stock pursuant to the 2005 Omnibus Long-Term Compensation Plan

(10.4)  Eastman Kodak Company Executive Compensation for
        Excellence and Leadership Plan
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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EASTMAN KODAK COMPANY



                                       By: /s/ Richard G. Brown, Jr.
                                       -----------------------------
                                          Richard G. Brown, Jr.
                                               Controller

Date:  May 11, 2005

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                      EASTMAN KODAK COMPANY
                        INDEX TO EXHIBIT
Exhibit No.

(10.1)  Eastman Kodak Company 2005 Omnibus Long-Term
        Compensation Plan

(10.2) Form of Notice of Award of Non-Qualified Stock Options pursuant to the 2005 Onmibus Long-Term Compensation Plan

(10.3) Form of Notice of Award of Restricted Stock pursuant to the 2005 Omnibus Long-Term Compensation Plan

(10.4)  Eastman Kodak Company Executive Compensation for
        Excellence and Leadership Plan